VOYA FUNDS TRUST

Voya Floating Rate Fund

(the “Disappearing Fund”)

Supplement dated November 22, 2024

to the Disappearing Fund’s Class A, Class C, Class I, Class R, and Class W Shares’ Prospectus, dated July 31, 2024, as supplemented, and related Summary Prospectus and Statement of Additional Information, each dated July 31, 2024

On November 14, 2024, the Board of Trustees of Voya Funds Trust approved a proposal to reorganize the Disappearing Fund with and into the following “Acquiring Fund” (the “Reorganization”):

Disappearing Fund	Acquiring Fund
Voya Floating Rate Fund	Voya Short Duration High Income Fund
(a series of Voya Funds Trust)

The proposed Reorganization is subject to approval by the shareholders of the Disappearing Fund. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Fund’s shareholders on or about February 28, 2025, and a shareholder meeting is scheduled to be held on or about May 6, 2025. The Disappearing Fund will notify its shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the proposed Reorganization will take place at the close of business on or about August 8, 2025 (the “Closing Date”). Additionally, any contingent deferred sales charge on a redemption of shares of the Disappearing Fund or on a redemption of shares of the Acquiring Fund acquired as a result of the Reorganization shall be waived from February 7, 2025 (the “Record Date”) through and until thirty (30) days following the Closing Date.

If shareholders of the Disappearing Fund approve the proposed Reorganization, from the open of business on June 1, 2025, through the close of business on August 8, 2025, the Disappearing Fund will be in a “transition period” during which time the Disappearing Fund’s holdings will be aligned with those of the Acquiring Fund. During this time, the Disappearing Fund may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganization, the Disappearing Fund’s shareholders will hold shares of the Acquiring Fund. For more information regarding the Acquiring Fund, please contact a Shareholder Services representative at (800) 992-0180 or your financial professional.

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